Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of October 31, 2019, by and among Morgan Group Holding Co., a Delaware corporation (the “Company”), and the parties (each, individually, a “Purchaser,” and, collectively, the “Purchasers”) listed on the Schedule of Purchasers attached to this Agreement as Exhibit A (the “Schedule of Purchasers”).

RECITALS

WHEREAS, in order to provide the Company with additional resources to conduct its business, the Purchasers are willing to invest in the Company in exchange for shares of common stock, par value $0.01 per share (“Common Stock”), of the Company, subject to the terms and conditions specified herein.

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.	PURCHASE AND SALE COMMON STOCK.

1.1          Issuance of Common Stock. Subject to the terms and conditions of this Agreement, the Company agrees to sell to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company at the Closing, the number of shares of Common Stock set forth opposite such Purchaser’s name on the Schedule of Purchasers at a purchase price of $0.10 per share, representing the total purchase price set forth such Purchaser’s name on the Schedule of Purchasers (the total purchase price of each Purchaser, the “Purchase Price”).

2.	CLOSING; DELIVERY.

2.1          Closing. The purchase and sale of the Common Stock by the Purchasers shall take place at 10:00 a.m., on October 31, 2019, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the “Closing”).

2.2          Delivery.  At each Closing, the Company shall deliver to each Purchaser a certificate representing the shares of Common Stock being purchased by such Purchaser against payment of the purchase price therefor by check payable to the Company or wire transfer to a bank account designated by the Company.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Purchaser, as of the date hereof and as of the Closing, that:

3.1          Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.  The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business or properties.

3.2          Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

3.3          Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of the this Agreement by the Company, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance and delivery of the Common Stock, has been taken.  This Agreement, when executed and delivered by the Company, shall constitute the valid and binding obligation of the Company, enforceable in accordance with its terms except:  (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.  The Common Stock, when issued in compliance with this Agreement, will be validly issued, fully paid and nonassessable, free of any liens or encumbrances.

3.4          Offering.  Assuming the accuracy of the representations and warranties of such Purchaser contained in Section 4 hereof, the offer, issuance and sale of such Purchaser’s Common Stock do not require from the registration under the Securities Act of 1933, as amended (the “Securities Act”), or registration or qualification under the registration, permit or qualification requirements of applicable state securities laws.

4.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company, as of the date and as of the Closing, that:

4.1          Authorization.  Such Purchaser has full power and authority to enter into this Agreement, each of which constitutes the valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except:  (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.2          Purchase Entirely for Own Account.  Such Purchaser’s Common Stock is being acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same.  Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to such Purchaser’s Common Stock.  Such Purchaser’s residency (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on such Purchaser’s signature page hereto.

4.3          No Solicitation.  At no time was such Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of such Purchaser’s Common Stock.

4.4          Disclosure of Information.  Such Purchaser has received or has had full access to all of the information such Purchaser considers necessary or appropriate to make an informed investment decision with respect to such Purchaser’s Common Stock.  Such Purchaser has had an opportunity to ask questions and receive answers from the Company, or is otherwise knowledgeable, regarding the terms and conditions of the offering of such Purchaser’s Common Stock and the business, properties, prospects and financial condition of the Company. The Purchaser acknowledges that it has reviewed and understands the risk factors set forth the Information Statement to be filed as an Exhibit to a Form 8-K Current Report to be filed with the Securities and Exchange Commission, a copy of which has been received by such Purchaser.

4.5          Investment Experience.  Such Purchaser understands that the purchase of such Purchaser’s Common Stock involves substantial risk.  Such Purchaser has experience investing in equity securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in such Purchaser’s Common Stock.  If other than an individual, such Purchaser also represents it has not been organized for the purpose of acquiring such Purchaser’s Common Stock.

4.6          Accredited Investor.  Such Purchaser is familiar with the definition of, and qualifies as, an “accredited investor” within the meaning of Rule 501, as in effect as of the Closing, of Regulation D promulgated under the Securities Act.

4.7          Restricted Securities.  Such Purchaser understands that such Purchaser’s Common Stock are characterized as “restricted securities” under Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such Purchaser’s Common Stock may be resold without registration under the Securities Act only in certain limited circumstances.  Such Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as in effect as of the Closing, and understands the resale limitations imposed thereby and by the Securities Act.  Such Purchaser understands and acknowledges that an investment in such Purchaser’s Common Stock involves an extremely high degree of risk and may result in a complete loss of such Purchaser’s investment.  Such Purchaser understands that such Purchaser’s Common Stock have not been and will not be registered under the Securities Act and have not been and will not be registered or qualified in any state in which they are offered and that such Purchaser will not be able to resell or otherwise transfer such Purchaser’s Common Stock unless such Purchaser’s Common Stock are registered under the Securities Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available.

4.8          No Liquidity.  Such Purchaser has no immediate need for liquidity in connection with its investment in such Purchaser’s Common Stock, does not anticipate being required to sell such Purchaser’s Common Stock in the foreseeable future and has the capacity to sustain a complete loss of its investment in such Purchaser’s Common Stock.

4.9          Legends.  Such Purchaser understands and agrees that the certificates evidencing such Purchaser’s Common Stock will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, the Company’s charter or bylaws:

(a)          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER SUCH ACT AND SECURITIES LAWS; and

(b)          Any legend required by the laws of the State of New York or any other state securities laws.

5.	MISCELLANEOUS

5.1          Survival.  The representations, warranties and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closings, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Purchasers or the Company, as the case may be.

5.2          Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company or to the Purchasers, as applicable, at the respective addresses set forth on the signature pages to this Agreement or at such other address as the Company may designate by ten days advance written notice to the Purchasers or as a Purchaser may designate by ten days advance written notice to the Company, as applicable.

5.3         Successors and Assigns.  The Company on one hand and each Purchaser on the other hand may not assign or transfer any of their rights, obligations or responsibilities under this Agreement without the each Purchaser’s or the Company’s, as applicable, prior written consent.  Any purported assignment or transfer without any required consent is null and void.  Subject to the foregoing, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.4         Governing Law; Jurisdiction.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York as applied to agreements among residents of the State of New York entered into and to be performed entirely within the State of New York, without reference to conflict of law or choice of law principles that would cause the application of laws of any other jurisdiction.  All disputes and controversies arising out of or in connection with this Agreement shall be resolved exclusively by the state and federal courts located in New York City in the State of New York, and each of the Company and the Purchasers agree to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

5.5          Expenses.  Each party shall be solely responsible for and shall pay when due all costs and expenses that such party incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

5.6          Amendments; Modifications; Waivers.  Any term of this Agreement may be amended or modified and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Purchasers.

5.7          No Finder’s Fees.  Each party represents that it neither is nor will be obligated for any finder’s fee, broker’s fee or commission in connection with the transactions contemplated by this Agreement.  Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee, broker’s fee or commission (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible.  The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee, broker’s fee or commission (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

5.8          Severability; Separability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The Company’s agreement with each Purchaser is a separate agreement and the sale of the Common Stock to each Purchaser is a separate sale.  Unless otherwise expressly provided herein, the rights of each Purchaser hereunder are several rights, not rights jointly held with any of the other Purchasers. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Purchaser whether arising by reason of the law of the respective Purchaser’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to any other Purchaser.

5.9          Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto and no party shall be liable or bound to any other party in any manner except as specifically set forth herein or therein.

5.10        Captions.  The captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.11        Counterparts; Execution by Facsimile.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or other electronic method shall be equally as effective as delivery of an original executed counterpart of this Agreement.

[Signature pages immediately follow this page.]

IN WITNESS WHEREOF, the undersigned Company has executed this Agreement as of the date set forth below.

COMPANY:

MORGAN GROUP HOLDING CO.

By:	/s/ Robert E. Dolan
Name: Robert E. Dolan
Title: Chief Financial Officer

Address:
One Corporate Center
401 Theodore Fremd Avenue
Rye, NY 10580
Attention:
Email:

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the undersigned Purchaser has duly executed this Agreement as of the date set forth below.

PURCHASER:

/s/ Vincent M. Amabile, Jr.

Name (print): Vincent M. Amabile, Jr.

Address:

/s/ Ronald J. Trucchio

Name (print): Ronald J. Trucchio

Address:

Date: October 31, 2019

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

SCHEDULE OF PURCHASERS

	Name of Purchaser	Number of Shares	Purchase Price

1.	Vincent M. Amabile, Jr.	5,000,000	$500,000
2.	Ronald J. Trucchio	150,000	$15,000